EXHIBIT 99.1

OPTION PURCHASE AGREEMENT

OPTION PURCHASE AGREEMENT, dated as of May 28, 2007, by and among ALLSCRIPTS HEALTHCARE SOLUTIONS, INC., a Delaware corporation (“Seller”), and MEDEM, INC., a Delaware corporation (“Purchaser” or the “Corporation”).

W I T N E S S E T H:

WHEREAS, Seller desires to sell, assign and transfer to Purchaser, and Purchaser desires to purchase and acquire from Seller, the irrevocable option to purchase (the “Whitney Share Option”) (a) 117,897 shares of Series A Common Stock, (b) 1,061,077 shares of Series B Common Stock and (c) any additional shares of Common Stock, or other securities, that may, from time to time, be issued as a distribution or payment with respect to or in exchange for, the shares described in the foregoing clauses (a) and (b) (the “Whitney Option Shares”), such Whitney Share Option owned solely by Seller as of the date hereof pursuant to Section 2.5 of that certain Share Purchase Agreement dated August 12, 2004, by and between Seller, the Corporation and J.H. Whitney IV, L.P. (“Whitney”) (the “Share Purchase Agreement”), on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Defined Terms. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings set forth below:

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

“Agreement” shall mean this Option Purchase Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof.

“Authorizations” has the meaning set forth in Section 5.4.

“Closing” has the meaning set forth in Section 2.3.

“Closing Date” has the meaning set forth in Section 2.3.

“Common Stock” shall mean, collectively, Series A Common Stock and Series B Common Stock.

“Lien” shall mean a lien, charge, assignment, security interest, restriction on transfer or any other encumbrance of any kind.

“Permitted Transferee” shall have the meaning assigned to that term in the Shareholders Agreement.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Purchase Price” shall have the meaning assigned to that term in Section 2.2.

“Securities Act” shall mean the Securities Act of 1933, and all regulations thereunder, in each case as amended from time to time.

“Series A Common Stock” shall mean the common stock, par value of $0.001 per share, of the Corporation, designated as “Series A Common Stock”, which shall be voting stock.

“Series B Common Stock” shall mean the common stock, par value of $0.001 per share, of the Corporation, designated as “Series B Common Stock”, which shall be non-voting stock.

“Shareholders Agreement” shall mean the Amended and Restated Shareholders Agreement, dated as of May 24, 2007, by and among the Corporation, and all the shareholders of the Corporation who are or become parties thereto, as amended, supplemented or otherwise modified from time to time.

ARTICLE 2

PURCHASE AND SALE OF WHITNEY SHARES; WHITNEY SHARE OPTION

2.1 Purchase and Assignment of Whitney Option. Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties and agreements set forth herein, on the Closing Date, Seller shall sell, convey, transfer and deliver to Purchaser, and Purchaser shall purchase from Seller, the Whitney Share Option.

2.2 Purchase Price. On the Closing Date, as consideration for the sale, conveyance, assignment, and transfer to Purchaser of the Whitney Share Option, Purchaser shall pay to Seller the aggregate amount of $2,592,241 (the “Purchase Price”), representing the fair market value of the shares of Series A Common Stock and Series B Common Stock underlying the Whitney Share Option, as determined by the Board of Directors, less the aggregate exercise price of the Whitney Share Option and interest in the amount of $17,398 estimated from the Closing Date through the expiration date of the Whitney Share Option. The Purchase Price shall be payable to Seller by delivery of federal funds by a wire transfer to an account designated by Seller in writing prior to the Closing.

2.3 Time and Place of Closing for Purchase and Sale of the Whitney Share Option. The consummation of the purchase and sale of the Whitney Share Option pursuant to this Agreement (the “Closing”) shall take place at the offices of Gibson, Dunn & Crutcher LLP, One Montgomery Street, San Francisco, California 94104, or such other place as Seller and Purchaser may agree, prior to 5:00 P.M., San Francisco, California time, on June 25, 2007 or at such other time or date as Seller and Purchaser may agree (the “Closing Date”).

2.4 Whitney Share Option. The Whitney Share Option may be exercised by Purchaser in whole only, and not in part, at any time after the date hereof and prior to or on August 12, 2007 for an aggregate exercise price of $600,000 as specified in the Share Purchase Agreement.

ARTICLE 3

CONDITIONS TO THE OBLIGATIONS OF PURCHASER

The obligations of Purchaser under this Agreement are subject to the satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by Purchaser in its sole discretion:

3.1 Due Performance. Seller shall have fully performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

3.2 Accuracy of Representations and Warranties. All representations and warranties of Seller set forth in this Agreement shall be true and correct in all material respects, on and as of the Closing Date, as though made on and as of the Closing Date.

3.3 Sellers’ Certificate. Purchaser shall have received a certificate attesting to the fulfillment of the conditions set forth in Sections 3.1 and 3.2 executed by Seller.

3.5 No Claims. No claim, action, suit, investigation or proceeding shall be pending, or to the knowledge of Seller threatened, against Seller or its Affiliates which, if adversely determined, would (a) prevent or hinder consummation of the transactions contemplated by this Agreement or (b) materially adversely affect, or is reasonably likely to materially adversely affect, Purchaser’s rights with respect to the Whitney Option Shares subsequent to the Closing Date.

3.6 Consents and Governmental Approvals. Purchaser shall have received all Authorizations required in connection with the consummation of the transactions contemplated hereby, all of which shall be in full force and effect on the Closing Date

3.7 Satisfaction of Counsel. All actions, proceedings, instruments, documents and other relevant legal matters necessary to consummate the transactions contemplated by this Agreement shall be reasonably satisfactory in all respects to counsel for Purchaser.

ARTICLE 4

CONDITIONS TO THE OBLIGATIONS OF SELLER

The obligations of Seller under this Agreement are subject to the satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by Seller in its sole discretion:

4.1 Due Performance. Purchaser shall have fully performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date. Purchaser shall have delivered the Purchase Price to Seller.

4.2 Accuracy of Representations and Warranties. All representations and warranties of Purchaser set forth in this Agreement shall be true and correct in all material respects, on and as of the Closing Date as though made on and as of the Closing Date.

4.3 Officer’s Certificate. Seller shall have received a certificate attesting to the fulfillment of the conditions set forth in Sections 4.1 and 4.2 executed by an officer of Purchaser.

4.4 No Claims. No claim, action, suit, investigation or proceeding shall be pending, or to knowledge of Purchaser threatened, against any of the parties hereto or any of their respective Affiliates which, if adversely determined, would prevent or hinder consummation of the transactions contemplated by this Agreement

4.5 Consents and Governmental Approvals. Seller shall have received all Authorizations required in connection with the consummation of the transactions contemplated hereby, all of which shall be in full force and effect on the Closing Date.

4.6 Satisfaction of Counsel. All actions, proceedings, instruments, documents and other relevant legal matters necessary to consummate the transactions contemplated by this Agreement shall be reasonably satisfactory in all respects to counsel for Seller.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Purchaser that:

5.1 Due Organization; Authority. Seller is a corporation duly organized and validly existing under the laws of the State of Delaware. Seller has full power and authority to own and operate its properties and to carry on its business in the places and in the manner currently being conducted. Seller has full power and authority to execute and deliver this Agreement, and to perform its obligations hereunder, and to consummate the transactions contemplated hereby. Seller has taken all necessary action under its governing documents and applicable law to duly and validly authorize its execution, delivery and performance of this Agreement and the consummation by Seller of the transactions contemplated hereby.

5.2 Binding Obligation. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with its terms, except to the extent that (i) enforcement may be limited by or subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditor’s rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court or other similar entity before which any proceeding therefore may be brought.

5.3 No Conflicts. The execution, delivery and performance by Seller of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by Seller with the terms and provisions hereof will not (a) conflict with or result in a breach of, or require any consent or vote of any Person under, the governing documents of Seller or any note, mortgage, indenture, contract, collective bargaining agreement or any other agreement to which Seller is a party or by which Seller or any of its properties is subject, (b) violate any applicable law, regulation, order, writ, injunction or decree of any governmental authority, or (c) constitute or result in a breach or violation of or a default under, or result in the imposition of any Lien on any of the assets of Seller, including the Whitney Option.

5.4 Authorizations. Any authorization, approval, order, license, permit, waiver, variance, franchise, grant or consent of, declaration to, or filing or registration with, any court or governmental authority, and any consent of any other party (collectively, “Authorizations”), which is required in connection with the execution, delivery and performance of this Agreement by Seller, has been obtained or effected or, if such is not the case, Seller will use commercially reasonable best efforts to obtain or effect such Authorizations on or prior to the Closing Date.

5.5 Title.

(a) Seller owns and shall own, through and until the Closing Date, all right, title and interest in and to the Whitney Share Option, free and clear of all Liens, agreements or claims of any kind or nature, except as provided by this Agreement, and except for such restrictions, if any, on the disposition of such Whitney Share Option as may be imposed by federal or applicable state securities laws. Upon payment of the Purchase Price by Purchaser to Seller, Purchaser shall acquire all right, title and interest in and to the Whitney Share Option, free and clear of any Liens, agreements or claims of any kind or nature, and except for such restrictions, if any, on the disposition of such Whitney Share Option as may be imposed by federal or applicable state securities laws or the Shareholders Agreement.

(b) Upon the exercise of the Whitney Share Option by Purchaser, and the assignment and delivery of the certificates for the Whitney Option Shares to Purchaser, against payment of the exercise price therefor, Purchaser shall acquire all right, title and interest in and to the Whitney Option Shares, free and clear of any Liens, agreements or claims of any kind or nature, and except for such restrictions, if any, on the disposition of such shares as may be imposed by federal or applicable state securities laws or the Shareholders Agreement.

5.6 Litigation. There is no action, proceeding or investigation to which Seller is a party or to which Seller or any of its properties may be subject by or before any Governmental Authority, pending or to the knowledge of Seller or any of Seller’s Affiliates threatened, which, if adversely determined, could have individually or in the aggregate a material adverse effect on the ability of Seller to execute, deliver and perform this Agreement.

5.7 Private Sale. The offer and sale of the Whitney Share Option, and upon exercise of the Whitney Option Shares, the sale of the Whitney Option Shares, do not and will not require registration under the Securities Act or any applicable state securities laws, assuming Purchaser is acquiring the Whitney Option Shares for its own account for investment purposes and not with a view toward, or for the purpose of, the resale or distribution thereof.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Seller that:

6.1 Due Organization; Corporate Authority. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and Purchaser has full corporate power and authority to own, lease and operate its properties and to carry on its business in the places and in the manner currently conducted. Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Purchaser has taken all necessary corporate action to duly and validly authorize its execution, delivery and performance of this Agreement and the consummation by Purchaser of the transactions contemplated hereby.

6.2 Binding Obligation. This Agreement has been duly executed and delivered by the Purchaser and constitutes, the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with its terms, except to the extent that (i) enforcement may be limited by or subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditor’s rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court or other similar entity before which any proceeding therefore may be brought.

6.3 No Conflicts. The execution and delivery by Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate of Incorporation or By-Laws of Purchaser or (b) with or without the giving of notice or the passage of time, violate, conflict with, or result in a breach of, or a default or loss of rights under, any covenant, agreement, mortgage, indenture, lease or instrument to which Purchaser is a party or by which Purchaser or any of its assets is bound or any judgment, order, decree, law, rule or regulation to which Purchaser or any of its assets are subject.

6.4 Authorizations. Any Authorization from any court or governmental authority or any other person or entity which is not a party to this Agreement which is required in connection with the execution, delivery and performance of this Agreement by Purchaser has been obtained or shall be obtained as of the Closing Date.

6.5 Litigation. There is no pending or, to the knowledge of Purchaser threatened, claim, action, suit, investigation or proceeding against Purchaser pending or to the knowledge of Purchaser threatened, before any court, arbitrator or governmental authority which, if determined adversely to Purchaser, would have a material adverse effect on the ability of Purchaser to perform its obligations under this Agreement.

6.6 Private Sale. Purchaser is acquiring the Whitney Share Option and, if exercised, the Whitney Option Shares subject thereto for its own account, for investment purposes and not with a view toward, or for the purposes of, the resale or distribution thereof, except as may be permitted by applicable Federal and state securities laws without registration thereunder. Purchaser understands that the Whitney Share Option and the Whitney Option Shares are not, and will not be, registered under the Securities Act or qualified under state securities laws by reason of specific exemptions provided therein, which exemptions are, in part, based on the accuracy of Purchaser’s representations contained in this Section 6.6. Purchaser acknowledges that its investment in the Whitney Share Option, and the Whitney Option Shares, if applicable, involves a high degree of risk, and Purchaser is able to bear the economic loss of its entire investment, and that Purchaser will only be able to transfer such securities pursuant to registration under the Securities Act or applicable state securities laws, or pursuant to an applicable exemption from such registration. Purchaser understands and agrees that all certificates evidencing the Whitney Option Shares may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

ARTICLE VII

INDEMNIFICATION

7.1 Obligations of Seller. Seller agrees to defend, indemnify and hold harmless Purchaser from and against, and to reimburse Purchaser with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements (“Losses”), asserted against or incurred by Purchaser by reason of, arising out of, or in connection with any breach of any representation, warranty, covenant or agreement contained in this Agreement made by Seller or in any document or certificate delivered by Seller to Purchaser pursuant to the provisions of this Agreement.

7.2 Obligations of Purchaser. Purchaser agrees to defend, indemnify and hold harmless Seller from and against, and to reimburse Seller with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys’ fees and disbursements (“Losses”), asserted against or incurred by Seller by reason of, arising out of, or in connection with any breach of any representation, warranty, covenant or agreement contained in this

Agreement made by Purchaser or in any document or certificate delivered by Purchaser to Seller pursuant to the provisions of this Agreement.

7.3 Survival of Representations, Warranties and Agreements. All representations and warranties and statements made by Seller and Purchaser in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date.

ARTICLE VIII

MISCELLANEOUS

8.1 Expenses. Each of the parties hereto shall bear and pay, without any right of reimbursement from any other party, all costs, expenses and fees incurred by it or him on its or his behalf incident to the preparation, execution and delivery of this Agreement, any agreements contemplated hereby, and the performance of such party’s obligations hereunder or thereunder, whether or not the transactions contemplated by this Agreement are consummated, including, without limitation, any broker’s or finder’s fees, costs incident to the transfer of any securities and the fees and disbursements of attorneys, accountants and consultants (including investment banking advisors) employed by such party.

8.2 Further Assurances. From time to time after the date of this Agreement, each of the parties hereto, at the request of the other, and without further consideration, shall execute and deliver such further documents or instruments and shall take such other actions as the requesting party may reasonably request in order to effect complete consummation of the transactions contemplated by this Agreement.

8.3 Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, sent by facsimile with acknowledged receipt or recognized courier service with acknowledged receipt, or upon receipt, after being mailed by prepaid registered or certified mail addressed to, the party for whom intended, as follows, or to such other address as may be furnished by such party by notice in the manner provided herein:

If to Seller:

Allscripts Healthcare Solutions, Inc.

2401 Commerce Drive

Libertyville, IL 60048

Attention: General Counsel

Fax: (847) 680-3573

with a courtesy copy to:

Vedder, Price, Kaufman & Kammholz, P.C.

222 North LaSalle Street

Chicago, IL 60601

Attention: Michael Nemeroff, Esq.

Fax: (312) 609-5005

If to Purchaser:

Medem, Inc.

649 Mission Street, Second Floor

San Francisco, CA 94105

Attention: CEO

Fax: (415) 644-3950

With a courtesy copy to:

Gibson Dunn & Crutcher LLP

One Montgomery Street, 31st Floor

San Francisco, CA 94104

Attention: Lisa Fontenot, Esq.

Fax: (415) 986-5309

Any notice sent by facsimile shall be deemed received on a day if the receipt of such facsimile is acknowledged prior to 5:00 P.M., local time, at the recipient’s designated address; any facsimile notice received after 5:00 P.M. local time shall be deemed to have been received on the next local business day. Without limiting the generality of the foregoing, (a) the failure to deliver a courtesy copy of any notice to the attorney representing the intended recipient of such notice as set forth above shall not limit or impair an otherwise effective notice upon a party to this Agreement, and (b) the delivery of a courtesy copy of the notice shall not itself constitute notice to the party for whom the original notice was intended.

8.4 Entire Agreement. This Agreement, and the instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

8.5 Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of all the other parties, which consent shall not be unreasonably withheld. The Purchaser shall have the right, upon written notice to Whitney, to assign the Whitney Share Option, and all or part of its rights and obligations thereunder, to a Permitted Transferee.

8.6 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of California applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

8.7 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimiles of executed counterparts of this Agreement shall constitute delivery of executed counterparts of this Agreement on the date such facsimile is received, and each party may rely thereon as if original executed counterpart copies had been exchanged; the parties hereby agree to, as promptly as practicable thereafter, exchange original executed counterparts of this Agreement.

8.8 Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles and Sections are to the articles and sections, respectively, of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

8.9 Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

8.10 Public Announcement. Purchaser and Seller agree to cooperate in making any public announcement of the transactions contemplated by this Agreement and that any such public announcement shall require the prior approval of Purchaser and Seller.

8.11 WAIVER OF JURY TRIAL. THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO

IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

8.12 No Third Party Beneficiaries. Except as specifically set forth or referred to herein, nothing herein is intended or shall be construed to confer upon any person or entity other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

8.13 Specific Performance. Seller acknowledges that money damages would not be a sufficient remedy for any breach by Seller of this Agreement and agrees that Purchaser and the Corporation shall be entitled to specific performance and injunctive relief as remedies for any such breach.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

By:	/s/ Brian Vandenberg
Name: Brian Vandenberg Title: General Counsel

MEDEM, INC.

By:	/s/ Edward J. Fotsch, M.D.
Name: Edward J. Fotsch, M.D. Title: President and CEO